Exhibit 10.2

July 15, 2010

GeoMet, Inc.

909 Fannin

Suite 1850 Houston, TX

77002 Attention: Steve Smith

Re:	Fourth Amended and Restated Credit Agreement dated June 3, 2010 (the “Fourth A&R Credit Agreement”) among GeoMet, Inc. (“Borrower”), Bank of America, N.A., as Administrative Agent (“Administrative Agent”), and the lenders party thereto (the “Banks”). Unless otherwise defined herein, all capitalized terms used herein which are defined in the Fourth A&R Credit Agreement shall have the meaning given such terms in the Fourth A&R Credit Agreement.

Ladies and Gentlemen:

1. Extension Request. The Fourth A&R Credit Agreement provides that in order for such agreement to become effective the completion of the conditions precedent set forth in Section 6.1 thereof, including, without limitation, the condition that the issuance of the Convertible Preferred Equity has occurred, must be satisfied or waived pursuant to Section 14.2 of the Fourth A&R Credit Agreement on or prior to August 16, 2010. Borrower has informed Administrative Agent that it will be unable to complete the issuance of the Convertible Preferred Equity by August 16, 2010 and requests that the Banks extend the deadline to complete the conditions precedent set forth in Section 6.1 thereof, including, without limitation, the condition that the issuance of the Convertible Preferred Equity has occurred, to October 1, 2010.

2. Amendment to Fourth A&R Credit Agreement. For and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, and in reliance on the representations, warranties covenants and agreements contained in this letter agreement (this “Letter Agreement”), but subject to the satisfaction of each condition precedent set forth in Paragraph 3 hereof, Administrative Agent, the Banks and Borrower hereby agree to amend the Fourth A&R Credit Agreement by deleting the references to “August 16, 2010” in Section 6.1 and the second paragraph of the recitals thereof and replacing such references with references to “October 1, 2010”.

3. Conditions Precedent to Effectiveness. This Letter Agreement shall be effective as of the date when the following conditions precedent have been satisfied:

(a)	The requisite shareholders of Borrower, as required by Borrower’s governing documents, have approved on or before July 31, 2010 the issuance of the Convertible Preferred Equity; and

(b)	Administrative Agent shall have received counterparts of this Letter Agreement executed on behalf of Borrower and each Bank.

4. Miscellaneous.

(a)	Borrower hereby represents and warrants that each representation and warranty of Borrower and the other Credit Parties contained in the Fourth A&R Credit Agreement and each of the other Loan Papers is true and correct on the date hereof.

(b)	Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Letter Agreement and all related documents.

GeoMet, Inc.

July 15, 2010

(c)	This Letter Agreement may be executed in counterparts, and all parties need not execute the same counterpart. Facsimiles shall be effective as originals.

(d)	THIS LETTER AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

(e)	This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

(f)	This Letter Agreement constitutes a “Loan Paper” under and as defined in the Fourth A&R Credit Agreement.

(g)	Nothing contained in this Letter Agreement shall be deemed a consent, waiver or extension of any other action or inaction of Borrower other than as expressly provided in Section 1 hereof. No Bank nor Administrative Agent shall be obligated to grant any future waiver, consent, extension or amendment with respect to the Fourth A&R Credit Agreement or any other Loan Paper.

If you are in agreement with the foregoing, please execute this Letter Agreement in the space provided below and return an executed counterpart of this Letter Agreement to Vinson & Elkins LLP, counsel to Administrative Agent, at 2001 Ross Avenue, Suite 3700, Dallas, Texas 75201, Attention: Jason McInnes (phone 214.220.7783; fax 214.999.7783).

[Signature Page Follows]

Very truly yours,

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Renita M. Cummings
Renita M. Cummings
Assistant Vice President

SIGNATURE PAGE TO LETTER AGREEMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

Accepted and Agreed

as of July 15, 2010

BORROWER:

GEOMET, INC.,

a Delaware Corporation

By:	/s/ William C. Rankin
Name:	William C. Rankin
Title:	EVP & CFO

SIGNATURE PAGE TO LETTER AGREEMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANKS:	BANK OF AMERICA, N.A.

	By:	/s/ Jeffrey H. Rathkamp
Jeffrey H. Rathkamp
Managing Director

SIGNATURE PAGE TO LETTER AGREEMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BNP PARIBAS

By:	/s/ Polly Schott
Name:	Polly Schott
Title:	Director

By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Vice President

SIGNATURE PAGE TO LETTER AGREEMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF SCOTLAND

By:	/s/ Julia R. Franklin
Name:	Julia R. Franklin
Title:	Assistant Vice President

SIGNATURE PAGE TO LETTER AGREEMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ John C. Lozano
Name:	John C. Lozano
Title:	Vice President

SIGNATURE PAGE TO LETTER AGREEMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

STERLING BANK

By:	/s/ David W. Phillips
Name:	David W. Phillips
Title:	Senior Vice President

SIGNATURE PAGE TO LETTER AGREEMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

The undersigned (i) consents and agrees to this Letter Agreement, and (ii) agrees that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

CONSENTED, ACKNOWLEDGED AND AGREED TO BY:

GEOMET GATHERING COMPANY, LLC, an Alabama limited liability company

By:	/s/ William C. Rankin
Name:	William C. Rankin
Title:	EVP & CFO

GEOMET OPERATING COMPANY, INC., an Alabama corporation

By:	/s/ William C. Rankin
Name:	William C. Rankin
Title:	EVP & CFO

ACKNOWLEDGEMENT PAGE TO LETTER AGREEMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT